UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2010

AMERISAFE, INC.

(Exact Name of Registrant as Specified in its Charter)

Texas	001-12251	75-2069407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2301 Highway 190 West

DeRidder, Louisiana 70634

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (337) 463-9052

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

AMERISAFE, Inc. (the “Company”) held an annual meeting of shareholders in June 2010. At that meeting, the Company’s shareholders approved an amendment to the Company’s articles of incorporation to, among other things, give effect to the adoption of the Texas Business Organizations Code (the “TBOC”), which replaced the Texas Business Corporation Act (the “TBCA”) effective January 1, 2010. On August 3, 2010, the Board of Directors of the Company (the “Board”) approved a new form of director and officer indemnification agreement (the “Agreement”) to, among other things, conform to the TBOC.

The foregoing summary description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2010, the Board appointed Geoffrey R. Banta as President of the Company. Mr. Banta will continue to hold the title of Chief Operating Officer. Mr. Banta, age 61, has served as the Company’s Chief Operating Officer since 2008. Mr. Banta joined the Company in 2003, and served as Executive Vice President and Chief Financial Officer from 2003 to 2008.

Prior to Mr. Banta’s appointment as President, C. Allen Bradley, Jr. held that position. Mr. Bradley continues to serve as the Company’s Chairman and Chief Executive Officer.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Bylaws (the “Bylaws”) were adopted by its shareholders in August 2005 and subsequently amended and restated in February 2008. As described above under Item 1.01, since the Bylaws were last amended, Texas law governing corporations was amended by the adoption of the TBOC. Effective August 3, 2010, the Company’s Board approved an amendment to the Company’s Bylaws (the “Amended Bylaws”) to update references therein to the TBOC, and to:

•	permit directors to use electronic transmissions to consent to actions taken by the Board or its committees (Section 3.15); and

•

clarify that any amendment or repeal of the indemnification provision in the Bylaws will not adversely affect any right or protection existing thereunder immediately prior to such amendment or repeal (Sections 6.1 and 8.7).

The foregoing summary description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company.

10.1	Form of Director and Officer Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISAFE, INC.

By:	/s/ Todd Walker
Todd Walker, Executive Vice President, General Counsel, and Secretary

Date: August 6, 2010